UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 5, 2012

(Date of earliest event reported)

Banyan Rail Services Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9043 (Commission File Number)	36-3361229 (I.R.S. Employer Identification No.)

2255 Glades Road, Suite 342-W, Boca Raton, Florida (Address of principal executive offices)	33431 (Zip Code)

561-443-5300 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 5, 2012, the Company filed an amendment to the certificate of designation with the Delaware Secretary of State. The amendment authorizes the issuance of an additional 10,000 shares of its Series C Preferred Stock. The additional terms of the original certificate of designation remain intact. The foregoing description of the amendment is not complete and is qualified in its entirety by reference to the full and complete terms of the amendment, which is attached to this current report as Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amendment to Certificate of Designation of Series C Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Banyan Rail Services Inc.

By:	/s/ Jon Ryan
Name: Jon Ryan
Title: Chief Financial Officer

Dated: April 11, 2012

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment to Certificate of Designation of Series C Preferred Stock